UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2021 (January 20, 2021)

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648

(Address of Principal Executive Offices, and Zip Code)

(609) 896-9100

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.02	Termination of a Material Definitive Agreement.

On January 20, 2021, the Company delivered notice to Lincoln Park Capital Fund, LLC, an Illinois limited liability company (“Lincoln Park Capital”) terminating the Purchase Agreement, dated September 8, 2020 (the “2020 Purchase Agreement”), with Lincoln Park Capital effective January 21, 2021 (the “Termination Date”). The 2020 Purchase Agreement provided that, upon the terms and subject to the conditions and limitations set forth therein, the Company has the right to sell to Lincoln Park Capital up to $26 million of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), over the 36-month term of the 2020 Purchase Agreement. In consideration for entering into the 2020 Purchase Agreement, the Company issued to Lincoln Park Capital 437,828 shares of the Company’s Common Stock.

Concurrently with entering into the 2020 Purchase Agreement, the Company also entered into a registration rights agreement with Lincoln Park Capital (the “Registration Rights Agreement”), pursuant to which the Company agreed to file one or more registration statements, as permissible and necessary under the Securities Act of 1933, as amended (the “Securities Act”), to register the sale of the shares of the Company’s Common Stock that have been and may be issued to Lincoln Park Capital under the 2020 Purchase Agreement. On September 8, 2020, the Company filed a Prospectus Supplement to the Prospectus dated October 12, 2018 with the Securities and Exchange Commission registering all the shares of Common Stock that may be offered to Lincoln Park Capital from time to time under the 2020 Purchase Agreement. From September 8, 2020 through the Termination Date, the Company sold 2,845,000 shares of Common Stock under the 2020 Purchase Agreement generating proceeds of $2.2 million. The Company has no further obligations under the 2020 Purchase Agreement.

The descriptions of the 2020 Purchase Agreement and the Registration Rights Agreement contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the copies of the 2020 Purchase Agreement and the Registration Rights Agreement filed as Exhibit 10.1 and Exhibit 4.1, respectively, to the Current Report on Form 8-K filed on September 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: January 21, 2021	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Executive Vice President
and Chief Financial Officer